UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/28/2006

Nobel Learning Communities, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-10031

Delaware	22-2465204
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1615 West Chester Pike, West Chester, PA 19382
(Address of principal executive offices, including zip code)

(484) 947-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 3.02.    Unregistered Sales of Equity Securities

On June 27, 2006, Blesbok LLC exercised a warrant to purchase 585,803 shares of the Registrant's common stock for an aggregate purchase price of $3,639,097.

Section 4(2) of the Securities Act of 1933, as amended, was relied upon in providing an exemption from registration for this transaction, since the shares are being issued to one entity and will not involve a public offering.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nobel Learning Communities, Inc.

Date: June 28, 2006	By:	/s/ George H. Bernstein
George H. Bernstein
President and Chief Executive Officer